Exhibit 99.1

Investor Relations Contact:
Mike Saviage
Adobe Systems Incorporated
408-536-4416
ir@adobe.com

Public Relations Contact:
Holly Campbell
Adobe Systems Incorporated
408-536-6401
campbell@adobe.com

Adobe Reports Record Revenue

17 Percent Revenue Growth Driven by Strong Creative Suite 3 and Acrobat Performance

SAN JOSE, Calif. — June 14, 2007 — Adobe Systems Incorporated (Nasdaq:ADBE) today reported financial results for its second quarter of fiscal 2007 ended June 1, 2007.  Adobe achieved record revenue of $745.6 million, compared to $635.5 million reported for the second quarter of fiscal 2006 and $649.4 million reported in the first quarter of fiscal 2007.  This represents 17 percent year-over-year revenue growth.  Adobe’s second quarter revenue target range was $700 to $740 million.

“Q2 was a strong quarter, driven by the record performance of both our Creative Suite products and Acrobat,” said Bruce Chizen, chief executive officer of Adobe. “Assuming continued business momentum, we expect to exceed our original fiscal year revenue and profit targets.”

GAAP Results

Adobe’s GAAP diluted earnings per share for the second quarter of fiscal 2007 were $0.25, based on 603.4 million weighted average shares. This compares with GAAP diluted earnings per share of $0.20 reported in the second quarter of fiscal 2006 based on 613.8 million weighted average shares, and GAAP diluted earnings per share of $0.24 reported in the first quarter of fiscal 2007 based on 604.2 million weighted average shares. Adobe’s second quarter GAAP earnings per share target range was $0.23 to $0.26.

GAAP operating income was $180.4 million in the second quarter of fiscal 2007, compared to $147.9 million in the second quarter of fiscal 2006 and $146.3 million in the first quarter of fiscal 2007.  As a percent of revenue, GAAP operating income in the second quarter of fiscal 2007 was 24.2 percent, compared to 23.3 percent in the second quarter of fiscal 2006 and 22.5 percent in the first quarter of fiscal 2007.

GAAP net income was $152.5 million for the second quarter of fiscal 2007, compared to $123.1 million reported in the second quarter of fiscal 2006, and $143.9 million in the first quarter of fiscal 2007.

Non-GAAP Results

Non-GAAP diluted earnings per share for the second quarter of fiscal 2007 were $0.37.  This compares with non-GAAP diluted earnings per share of $0.31 reported in the second quarter of fiscal 2006, and non-GAAP diluted earnings per share of $0.30 reported in the first quarter of fiscal 2007.  Adobe’s second quarter non-GAAP earnings per share target range was $0.34 to $0.36.

Adobe’s non-GAAP operating income was $282.1 million in the second quarter of fiscal 2007, compared to $243.1 million in the second quarter of fiscal 2006 and $223.8 million in the first quarter of fiscal 2007.  As a percent of revenue, non-GAAP operating income in the second quarter of fiscal 2007 was 37.8 percent, compared to 38.3 percent in the second quarter of fiscal 2006 and 34.5 percent in the first quarter of fiscal 2007.

Non-GAAP net income was $223.2 million for the second quarter of fiscal 2007, compared to $189.4 million in the second quarter of fiscal 2006, and $183.6 million in the first quarter of fiscal 2007.

A reconciliation between GAAP and non-GAAP results is provided at the end of this press release.

Adobe Provides Third Quarter Financial Targets

For the third quarter of fiscal 2007, Adobe announced it is targeting revenue of $760 million to $800 million.  The Company also is targeting a GAAP operating margin of approximately 27 to 28 percent.  On a non-GAAP basis, the Company is targeting an operating margin of approximately 39 percent.

In addition, Adobe is targeting its share count to be between 607 million and 609 million shares.  The Company also is targeting other income to be approximately $21 million to $22 million, with a GAAP tax rate of approximately 25 to 26 percent and a non-GAAP tax rate of approximately 26 to 27 percent.

These targets lead to a GAAP earnings per share target range of approximately $0.28 to $0.31.  On a non-GAAP basis, the Company is targeting earnings per share of approximately $0.39 to $0.41.

A reconciliation between GAAP and non-GAAP targets is provided at the end of this press release.

Forward Looking Statements Disclosure

This press release contains forward looking statements, including those related to revenue, operating margin, other income, tax rate, share count, earnings per share, and anticipated business momentum which involve risks and uncertainties that could cause actual results to differ materially. Factors that might cause or contribute to such differences include, but are not limited to: delays in development or shipment of Adobe’s new products or major new versions of existing products, introduction of new products by existing and new competitors, failure to successfully manage transitions to new business models and markets, adverse changes in general economic or political conditions in any of the major countries in which Adobe does business, difficulty in predicting revenue from new businesses, failure to anticipate and develop new products in response to changes in demand for application software, computers, printers, or other non PC-devices, costs related to intellectual property acquisitions, disputes and litigation, inability to protect Adobe’s intellectual property from unauthorized copying, use, disclosure or malicious attack, failure to realize the anticipated benefits of past or future acquisitions and difficulty in integrating such acquisitions, changes to Adobe’s distribution channel, disruption of Adobe’s business due to catastrophic events, risks associated with international operations, fluctuations in foreign currency exchange rates, changes in, or interpretations of, accounting principles, impairment of Adobe’s goodwill or intangible assets, unanticipated changes in, or interpretations of, Adobe’s effective tax rates, Adobe’s inability to attract and retain key personnel, market risks associated with Adobe’s equity investments, and interruptions or terminations in Adobe’s relationships with turnkey assemblers. For further discussion of these and other risks and uncertainties, individuals should refer to Adobe’s SEC filings.  The financial information set forth in this press release reflects estimates based on information available at this time.  These amounts could differ from actual reported amounts stated in Adobe’s Quarterly Report on Form 10-Q for the second quarter ended June 1, 2007, which the Company expects to file in July, 2007.  Adobe does not undertake an obligation to update forward looking statements.

About Adobe Systems Incorporated

Adobe revolutionizes how the world engages with ideas and information — anytime, anywhere, and through any medium.  For more information, visit www.adobe.com.

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© 2007 Adobe Systems Incorporated. All rights reserved. Adobe, Acrobat, Creative Suite and the Adobe logo are either registered trademarks or trademarks of Adobe Systems Incorporated in the United States and/or other countries. All other trademarks are the property of their respective owners.

Condensed Consolidated Statements of Income
(In thousands, except per share data; unaudited)

	Three Months Ended		Six Months Ended
	June 1, 2007	June 2, 2006	June 1, 2007	June 2, 2006
Revenue:
Products	$713,469	$614,895	$1,333,767	$1,251,721
Services and support	32,108	20,561	61,217	39,213
Total revenue	745,577	635,456	1,394,984	1,290,934

Total cost of revenue:
Products	70,715	49,269	124,530	112,118
Services and support	20,499	16,338	38,947	31,235
Total cost of revenue	91,214	65,607	163,477	143,353

Gross profit	654,363	569,849	1,231,507	1,147,581

Operating expenses:
Research and development	150,049	133,285	287,178	270,828
Sales and marketing	236,402	210,399	451,080	424,215
General and administrative	68,597	59,716	129,872	120,013
Restructuring and other charges	―	1,235	―	20,219
Amortization of purchased intangibles and incomplete technology	18,924	17,306	36,649	34,418
Total operating expenses	473,972	421,941	904,779	869,693

Operating income	180,391	147,908	326,728	277,888

Non-operating income:
Investment gain	4,162	2,660	9,763	1,395
Interest and other income, net	20,563	13,929	43,027	29,471
Total non-operating income	24,725	16,589	52,790	30,866

Income before income taxes	205,116	164,497	379,518	308,754
Provision for income taxes	52,611	41,400	83,162	80,585

Net income	$152,505	$123,097	$296,356	$228,169

Basic net income per share	$0.26	$0.21	$0.50	$0.38

Shares used in computing basic net income per share	587,929	595,284	588,536	597,679

Diluted net income per share	$0.25	$0.20	$0.49	$0.37

Shares used in computing diluted net income per share	603,417	613,804	604,373	618,582

Condensed Consolidated Balance Sheets
(In thousands, except per share data; unaudited)

	June 1, 2007	December 1, 2006
ASSETS

Current assets:
Cash and cash equivalents	$901,617	$772,500
Short-term investments	1,422,208	1,508,379
Trade receivables, net of allowances for doubtful accounts of $7,055 and $6,798, respectively	318,090	356,815
Other receivables	53,367	51,851
Deferred income taxes	196,098	155,613
Prepaid expenses and other assets	61,141	39,311
Total current assets	2,952,521	2,884,469

Property and equipment, net	266,395	227,197
Goodwill	2,147,034	2,149,494
Purchased and other intangibles, net	476,978	506,405
Investment in lease receivable	207,239	126,800
Other assets	85,782	68,183
	$6,135,949	$5,962,548

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Trade and other payables	$55,038	$55,031
Accrued expenses	369,264	303,550
Accrued restructuring	6,558	10,088
Income taxes payable	168,890	178,368
Deferred revenue	179,331	130,310
Total current liabilities	779,081	677,347

Long-term liabilities:
Deferred revenue	29,465	32,644
Deferred income taxes	97,970	70,715
Accrued restructuring	17,021	21,984
Other liabilities	16,700	7,982

Total liabilities	940,237	810,672

Stockholders’ equity:
Preferred stock, $0.0001 par value; 2,000 shares authorized	―	―
Common stock, $0.0001 par value	61	61
Additional paid-in-capital	2,452,639	2,451,610
Retained earnings	3,614,142	3,317,785
Accumulated other comprehensive income	16,755	6,344
Treasury stock, at cost (12,980 and 13,608 shares, respectively), net of re-issuances	(887,885)	(623,924)
Total stockholders’ equity	5,195,712	5,151,876
	$6,135,949	$5,962,548

Condensed Consolidated Statements of Cash Flows

(In thousands; unaudited)

	Three Months Ended
	June 1, 2007	June 2, 2006
Cash flows from operating activities:
Net income	$152,505	$123,097
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation, amortization, and accretion	87,022	77,388
Stock-based compensation expense, net of tax	39,935	35,931
Net investment (gains) losses	(4,088)	5,486
Changes in deferred revenue	35,220	6,093
Changes in operating assets and liabilities	34,805	(7,871)

Net cash provided by operating activities	345,399	240,124

Cash flows from investing activities:
Sales and maturities of short-term investments, net of purchases	332,651	63,924
Purchases of property and equipment	(23,484)	(19,683)
Purchases of long term investments and other assets, net of sales	(12,446)	(1,017)
Investment in lease receivable	(80,439)	—
Acquisitions, net of cash	(64,275)	(26,477)

Net cash provided by investing activities	152,007	16,747

Cash flows from financing activities:
Purchases of treasury stock, net of reissuances	(162,213)	(497,860)
Excess tax benefits from stock-based compensation	35,866	28,684

Net cash used for financing activities	(126,347)	(469,176)
Effect of exchange rate changes on cash and cash equivalents	4,528	2,512

Net increase (decrease) in cash and cash equivalents	375,587	(209,793)

Cash and cash equivalents at beginning of period	526,030	635,186

Cash and cash equivalents at end of period	$901,617	$425,393

Non-GAAP Results

(In thousands, except per share data)

The following table shows Adobe’s non-GAAP results reconciled to GAAP results included in this release.

	June 1, 2007	June 2, 2006	March 2, 2007

GAAP operating income	$180,391	$147,908	$146,337
SFAS 123R stock-based compensation	33,146	26,622	24,935
Amortization of Macromedia stock-based compensation	6,491	15,259	6,917
Restructuring and other charges	—	1,235	—
Amortization of purchased intangibles and incomplete technology	62,026	52,041	45,644
Non-GAAP operating income	$282,054	$243,065	$223,833

GAAP net income	$152,505	$123,097	$143,851
SFAS 123R stock-based compensation, net of tax	23,355	19,085	18,075
Amortization of Macromedia stock-based compensation, net of tax	4,732	10,939	5,014
Restructuring and other charges, net of tax	—	885	—
Amortization of purchased intangibles and incomplete technology, net of tax	45,335	37,308	32,606
R&D tax benefit, net of tax	—	—	(12,330)
Investment gain, net of tax	(2,712)	(1,909)	(3,592)
Non-GAAP net income	$223,215	$189,405	$183,624

Diluted net income per share:

GAAP net income	$0.25	$0.20	$0.24
SFAS 123R stock-based compensation, net of tax	0.04	0.03	0.03
Amortization of Macromedia stock-based compensation, net of tax	0.01	0.02	0.01
Restructuring and other charges, net of tax	—	—	—
Amortization of purchased intangibles and incomplete technology, net of tax	0.07	0.06	0.05
R&D tax benefit, net of tax	—	—	(0.02)
Investment gain, net of tax	—	—	(0.01)
Non-GAAP net income	$0.37	$0.31	$0.30

Shares used computing diluted net income per share	603,417	613,804	604,249

The following table shows the Company’s reconciliation of non-GAAP to GAAP operating expense for the quarters ended June 1, 2007, June 2, 2006, and March 2, 2007.

	June 1, 2007	June 2, 2006	March 2, 2007

GAAP operating expenses	$473,972	$421,941	$430,807
SFAS 123R stock-based compensation	(32,364)	(25,945)	(24,454)
Amortization of Macromedia stock-based compensation	(5,734)	(13,510)	(6,194)
Restructuring and other charges	—	(1,235)	—
Amortization of purchased intangibles and incomplete technology	(18,924)	(17,806)	(17,725)
Non-GAAP operating expenses	$416,950	$363,445	$382,434

The following table shows the Company’s reconciliation of non-GAAP to GAAP operating margin for the quarter ended June 1, 2007, June 2, 2006, and March 2, 2007.

	June 1, 2007	June 2, 2006	March 2, 2007

GAAP operating margin	24.2%	23.3%	22.5%
SFAS 123R stock-based compensation	4.4	4.2	3.8
Amortization of Macromedia stock-based compensation	0.9	2.4	1.1
Restructuring and other charges	—	0.2	—
Amortization of purchased intangibles and incomplete technology	8.3	8.2	7.1
Non-GAAP operating margin	37.8%	38.3%	34.5%

The following table shows the Company’s reconciliation of non-GAAP to GAAP effective tax rate for the quarter ended June 1, 2007.

June 1, 2007

GAAP effective income tax rate	25.6%
SFAS 123R stock-based compensation	0.3
Amortization of Macromedia stock-based compensation	0.1
Investment gain	(0.1)
Amortization of purchased intangibles and incomplete technology	0.3
Non-GAAP effective income tax rate	26.2%

Third Quarter Fiscal Year 2007 Non-GAAP Financial Targets

The following tables show Adobe’s non-GAAP financial targets reconciled to GAAP financial targets included in this release.

	Third Quarter Fiscal 2007
	Low	High

GAAP operating margin	27.0%	28.0%
SFAS 123R stock-based compensation	5.0	4.4
Amortization of Macromedia stock-based compensation	0.8	0.8
Amortization of purchased intangibles and incomplete technology	6.2	5.8
Non-GAAP operating margin	39.0%	39.0%

Diluted net income per share:

GAAP net income per share	$0.28	$0.31
SFAS 123R stock-based compensation, net of tax	0.04	0.04
Amortization of Macromedia stock-based compensation, net of tax	0.01	0.01
Amortization of purchased intangibles and incomplete technology, net of tax	0.06	0.05
Non-GAAP net income per share	$0.39	$0.41
Shares used in computing diluted net income per share	609.0	607.0

GAAP effective income tax rate	25.0%	26.0%
SFAS 123R stock-based compensation	0.5	0.5
Amortization of Macromedia stock-based compensation	0.1	0.1
Amortization of purchased intangibles and incomplete technology	0.5	0.5
Investment gain	(0.1)	(0.1)
Non-GAAP effective income tax rate	26.0%	27.0%

Adobe continues to provide all information required in accordance with GAAP, but believes evaluating its ongoing operating results may not be as useful if an investor is limited to reviewing only GAAP financial measures.  Accordingly, Adobe uses non-GAAP financial information to evaluate its ongoing operations and for internal planning and forecasting purposes.  Adobe’s management does not itself, nor does it suggest that investors should, consider such non-GAAP financial measures in isolation from, or as a substitute for, financial information prepared in accordance with GAAP.  Adobe presents such non-GAAP financial measures in reporting its financial results to provide investors with an additional tool to evaluate Adobe’s operating results in a manner that focuses on what Adobe believes to be its ongoing business operations.  Adobe’s management believes it is useful for itself and investors to review, as applicable,  both GAAP information that includes the stock-based compensation impact of SFAS 123R and related tax impact, amortization of Macromedia stock-based compensation and related tax impact, restructuring and other charges and related tax impact, amortization of purchased intangibles and incomplete technology and related tax impact, investment gains and losses and related tax impact, the net tax impact of the R&D tax benefit, the income tax effect of the non-GAAP pre-tax adjustments from the provision for income taxes, and the non-GAAP measures that exclude such information in order to assess the performance of Adobe’s business and for planning and forecasting in subsequent periods.  Whenever Adobe uses such a non-GAAP financial measure, it provides a reconciliation of the non-GAAP financial measure to the most closely applicable GAAP financial measure.  Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measure as detailed above.